Exhibit 99.1

GRANT THORNTON LLP

4695 MacArthur Court, Suite 1600

Newport Beach, CA 92660

D +1 949 553 1600

F +1 949 553 0168

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors and Management of Libertas Funding, LLC, Libertas Asset Securitization LLC, and Guggenheim Securities, LLC:

We have performed the procedures enumerated below, on certain information with respect to attributes of Libertas Funding, LLC’s (the “Company”) loan receivables as of October 31, 2024 (the “Subject Matter”) related to Libertas Asset Securitization LLC’s (the “Issuer”) issuance of Asset-Backed Notes, Series 2024-1 (the “Securitization Transaction”). The Company is responsible for the Data File (as defined herein) accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the Subject Matter. This report may not be suitable for any other purpose. Additionally, the Issuer and Guggenheim Securities, LLC (“Guggenheim” and together with the Issuer and Company, the “Specified Parties”) have agreed to and acknowledged that the procedures performed are appropriate for their purposes. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

The procedures we performed on the loan receivables and our findings are as follows. For the purposes of all agreed-upon procedures, we assumed that:

(i)	differences of less than or equal to $1.00, 0.01 (numbers and years) or 0.01%, as applicable, were in agreement.

(ii)	differences in the “Merchant’s years in business (at time of application)” characteristic that are less than or equal to .1 were deemed to be in agreement.

(iii)	differences in the “Merchant’s remaining expected maturity date” characteristic that are less than or equal to 7 days were deemed to be in agreement.

Unless otherwise indicated, the following are defined for the purposes of our procedures:

•	the phrase “compared” means we checked the information for agreement between sources, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such compared amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

GT.COM

Grant Thornton LLP is a U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership.

•	the phrase “recomputed” means, if applicable, we recalculated the number through mathematical calculation using the applicable information in the Data File (as defined herein) as the inputs, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such recomputed amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

•	the phrase “Source Documents” means a record containing details of a particular transaction or characteristic. Source Documents may include, but are not limited to, the Company’s loan servicing system (“MCAFunds”).

Due diligence agreed-upon procedures

On November 19, 2024, and with updates through November 25, 2024, the Company provided us with a computer readable data file (the “Data File”) containing certain characteristics of the loan receivables (the “Loan Population”) included in the Securitization Transaction. We performed the procedures indicated below on the Loan Population.

As instructed by Guggenheim, on behalf of the Company, Grant Thornton selected on a random basis 200 loan receivables from the Data File. For each of the selected loan receivables (the “Sample Loan Receivables”), we performed comparisons for certain characteristics (as identified in Exhibit 1) to certain available Source Documents.

The procedures we performed on the Sample Loan Receivables are listed below:

Exhibit 1

Characteristics:

	Characteristic	Source Document
1	Merchant name	MCAFunds
2	Merchant industry	MCAFunds
3	Applicant credit score (at time of application)	MCAFunds
4	Merchant’s year founded date	MCAFunds
5	Merchant’s years in business (at time of application)	Recomputed
6	Merchant’s outstanding receivables balance	Recomputed
7	Merchant’s RTR ratio	Recomputed
8	Merchant’s state of business address	MCAFunds
9	Merchant’s remaining expected maturity date	Recomputed
10	Merchant’s expected collection period	Recomputed
11	Merchant’s maturity date as of origination date	MCAFunds
12	Merchant’s expected remaining term	MCAFunds
13	Merchant’s material modification flag (Y/N)	MCAFunds
14	Merchant’s electronic vs. non-electronic payments	MCAFunds
15	Merchant’s delinquency status	MCAFunds
16	Merchant’s past due amount	Recomputed
17	Merchant’s performance ratio	Recomputed
18	Merchant’s missed payment factor	Recomputed

For “Merchant’s years in business (at the time of application)”, we were instructed by the Company to recompute such characteristic using the following methodology:

-	(Date of Application – Year Founded Date) divided by 365

For “Merchant’s outstanding receivable balance”, we were instructed by the Company to recompute such characteristic using the following methodology:

-	Amount Funded minus Actual Payments

For “Merchant’s RTR Ratio”, we were instructed by the Company to recompute such characteristic using the following methodology:

-	Purchased Amount divided by Amount Funded

For “Merchant’s remaining expected maturity date”, we were instructed by the Company to recompute such characteristic using the following methodology:

-	Date (Year (Initial Funding Date), Month(Initial Funding Date), Day(Initial Funding Date) + Payment Frequency multiplied by 7)

For “Merchant’s expected collection period”, we were instructed by the Company to recompute such characteristic using the following methodology:

-	the maximum of (i) 0, (ii) the minimum of (a) the original term or (b) the outstanding receivable balance divided by the daily payment amount divided by two.

For “Merchant’s past due amount”, we were instructed by the Company to recompute such characteristic using the following methodology:

-	Expected Payments minus Actual Payments

For “Merchant’s performance ratio”, we were instructed by the Company to recompute such characteristic using the following methodology:

-	Expected Payments divided by Actual Payments

For “Merchant’s missed payment factor”, we were instructed by the Company to recompute such characteristic using the following methodology:

-	(Expected Payments – Actual Payments) divided by Daily Payment Amount

For Characteristics 1 through 4, 8, 11 through 15, we compared and agreed the information to the Source Documents. For Characteristics 5 through 7, 9, 10, 16 through 18, we recomputed the information based on inputs included in the Source Documents.

We noted no discrepancies between the Data File and the Source Documents.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the Subject Matter. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

•	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements;

•	Addressing the value of collateral securing any such assets being securitized;

•	Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations;

•	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization;

•	Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions;

•	Forming any conclusions; and

•	Any other terms or requirements of the transaction that do not appear in this report.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be, and should not be, used by anyone other than these specified parties, including investors and rating agencies, who are not identified as specified parties but who may have access to this report as required by law or regulation.

/s/ GRANT THORNTON LLP

Newport Beach, California
December 2, 2024